===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 16, 2005

                      Lehman ABS Corporation, on behalf of:

            Corporate Backed Trust Certificates, Series 2001-19 Trust
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                        001-31854                     13-3447441
-------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission                  (IRS Employer
of Incorporation)               File Number)                Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                  10019
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)


-------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

          The Corporate Backed Trust Certificates, Series 2001-19 Trust (the "Trust") was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of May 11, 2001 (the "Trust Agreement").

Section 8   Other Events
---------   ------------

Item 8.01.    Other Events
---------     ------------

          Reference is made to Corporate Backed Trust Certificates, Series 2001-19, Class A-1 and Class A-2 (together, the "Certificates") issued by the Trust. The sole asset of the Trust is $27,109,000 aggregate principal amount 8.30% Notes due 2029 (the "Underlying Securities") issued by Delta Air Lines, Inc. (the "Underlying Securities Issuer").

         On Form 8-K filed September 16, 2005, the Trust announced that an event of default under the Trust Agreement had occurred due to the Underlying Securities Issuer filing for bankruptcy protection in U.S. Bankruptcy Court. Consequently, the Underlying Securities will be sold on or about October 17, 2005 and the proceeds of such sale will be distributed to Certificateholders in accordance with the Trust Agreement.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   October 5, 2005


                                          LEHMAN ABS CORPORATION



                                          By:/s/ Charles M. Weaver
                                             ---------------------------------
                                          Name:   Charles M. Weaver
                                          Title:  Vice President